Exhibit 99
National Fuel Gas Company UBS 2007 Utilities Conference Feb 28 - Mar 1 2007

Safe Harbor NOTE: This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, projections, strategies and future events or performance, other statements that are not statements of historical fact, and statements identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "may," "should," "will" or words of similar meaning. While National Fuel's expectations, beliefs and projections are made in good faith and are believed to have a reasonable basis, actual results may differ materially. Refer to National Fuel's most recent Form 10-Q for a listing of important risk factors you should consider. In addition, this presentation contains certain non- GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided at the end of this presentation.

Grow shareholder value through timely investment in the energy industry. National Fuel Gas Company Corporate Objective

National Fuel Gas Company Energy Mktg. Timber E&P P&S Utility National Fuel Gas Distribution Corporation National Fuel Gas Supply Corporation and Empire State Pipeline Seneca Resources Corporation Highland Forest Resources, Inc. and NE Div. Of Seneca Resources Corporation National Fuel Resources, Inc. National Fuel Gas Company Major Business Segments

National Fuel Gas Company Net Plant by Segment $2.9 Billion At December 31, 2006 P&S Utility All Other E&P Net plant 0.67 1.088 0.1166 1.021

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E $3.0 B At Fiscal Year End Net Plant by Segment (in Billions)

$193.2 Million 12 Months Ended December 31, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 47.7 51.6 81.7 4.4 5.3 2.5 National Fuel Gas Company Net Income from Continuing Operations* * Excludes oil and gas impairment of $68.6 million, income tax adjustments of $11.2 million, and discontinuance of hedge accounting of $1.9 million.

70 0.19 71 0.2 72 0.205 73 0.215 74 0.225 75 0.235 76 0.245 77 0.255 78 0.27 79 0.2875 80 0.3075 81 0.33 82 0.36 83 0.39 84 0.47 85 0.52 86 0.57 87 0.6 88 0.63 89 0.67 90 0.71 91 0.73 92 0.75 93 0.77 94 0.79 95 0.81 96 0.84 97 0.87 98 0.9 99 0.93 '00 0.96 '01 1.01 '02 1.04 '03 1.08 '04 1.12 '05 1.16 '06 1.2 National Fuel Gas Company Dividend Growth $0.19 $1.20 Annual Rate At Fiscal Year End

Earnings * Dividends Paid 1Q Actual 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 1.44 0.88 99 1.47 0.91 '00 1.61 0.94 '01 2.11 0.97 '02 1.58 1.02 '03 1.89 1.05 '04 1.98 1.09 '05 2.15 1.13 '06 2.25 1.17 '07E 2.25 0.64 * Excludes special items Dividends Paid Fiscal Year National Fuel Gas Company Earnings vs. Dividends Paid Earnings per Diluted Share $2.15- $2.35

9

2,966 Miles of System Pipeline 15 Compressor Stations Totaling 39,886 Horsepower Transportation Volume for Fiscal 2006: 375.0 Bcf $123.4 MM in Revenues for Fiscal 2006 Pipeline & Storage Pipeline Operating Statistics

32 Underground Natural Gas Storage Fields (4 Co-owned with Nonaffiliated Companies) 15 Compressor Stations Totaling 35,475 Horsepower 73.4 Bcf of Working Storage Capacity $66.8 MM in Revenues for Fiscal 2006 Pipeline & Storage Storage Operating Statistics

a Excludes impairment of Independence Pipeline of -$0.12 b Excludes SFAS 88 settlement loss of -$0.02 c Excludes base gas sale of $0.03 and gain associated with insurance proceeds of $0.05 d Excludes discontinuance of hedge accounting of $0.02 Fiscal Year Pipeline & Storage Diluted Earnings per Share Fiscal Year 2002 2003 2004 2005 2006 2007 1Q Earnings 0.49 0.56 0.599 0.63 0.65 0.14 a b c d

Pipeline & Storage FERC Proceeding 2/9/07: The FERC approved the uncontested Stipulation & Agreement filed as an offer of settlement in the FERC Proceeding brought by NYPSC, PaPUC and Pennsylvania OCA (FERC Docket No. RP06-298- 000). The economically effective date of the settlement is December 1, 2006. Supply Corp.'s gas retention allowance will decrease from 2% to 1.4%, reducing annual excess "efficiency gas" volumes by ?1.5 Bcf After a 5-year general rate case moratorium, Supply Corp. will make a rate case filing to be effective December 1, 2011 Supply Corp.'s annual depreciation rates will decrease to 2.9% for transmission plant and 2.23% for storage plant, decreasing its annual depreciation expense by ?$5.63 million Rate allowance for post-retirement medical expenses will increase from ?$4.7 MM per year to $11 MM per year, including a 5-year amortization of ?$12.43 MM for a related regulatory asset Supply Corp. will amend its tariff provisions on discounting gas retention allowances to be consistent with FERC's current policy limiting "fuel discounts"

14

Empire Connector FERC Approved the Empire Connector Project by Order issued 12/21/06 Initial Capacity 250,000 Dth/day - KeySpan 150,750 Dth/day Target In-Service Date Fall 2008 78 Miles of 24" Pipe - 1,440 psig 20,620 HP of Compression Receipts from TransCanada Pipeline @ Chippawa, Ontario; Deliveries to Millennium @ Corning, New York Capital Cost Approximately $152 Million

Leidy Hub Our Prime Location 16

Tuscarora Extension Phase I Pipeline Capacity 130,000 Dth/day Estimated In-Service Date Late Calendar 2009/Early Calendar 2010 23 Miles of 24" Pipe 800 HP of Compression Receipts from NFGSC and Other Storages and Upstream Pipelines Deliveries to Millennium and Empire Capital Cost Approximately $39 Million Development Activities Contingent on Market

Fiscal Year 2002 2003 2004 2005 2006 2007 1Q Earnings 0.12 0.12 0.07 0.06 0.07 0.003 a Excludes gain from timber sale of +$1.26 b Excludes adj. of gain on timber sale of -$0.01 a b Fiscal Year Timber Diluted Earnings per Share

19

At 12/31/04 At 9/30/05 At 12/31/05* At 09/30/06 At 12/31/06 30-59 days 11.9 9 16.7 9.2 11.9 60-89 days 5.5 6.5 6.4 7.1 6.02 90-119 days 3.7 6.3 4 6.8 4.36 120 days & over 46.2 54.5 52.6 66.7 64.32 Reserve for Bad Debt 15.1 25.1 31.5 29.7 34.18 Utility Accounts Receivable - Customer $ Millions * Includes receivables purchased pursuant to implementation of the Utility's New York rate case settlement.

New York Merchant Function Charge Varies with Cost of Gas Rates Include Allowance Attributable to Uncollectible Expense Residential Non-Residential 2.742% .304% Multiplied by Gas Supply Cost Rate Utility Bad Debt Tracking

Fiscal Year TME Utility Average Use Per Residential Customer Mcf '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 180.205 173.305 173.431 170.237 164.955 156.044 156.898 152.605 153.207 145.597 132.388 134.153 131.672 132.194 131.12 135.531 132.77 130.829 133.551 128.393 127.036 128.857 123.223 124.975 124.137 119.631 116.131 118.369 116.198 114.23 115.627 113.961 107.929 105.852 105.85 Mcf (New York)

Utility Rate Case Activity 11/30/06: The Pennsylvania PUC Approved the Settlement Agreement Reached in the Delivery Service Charge Rate Case Effective Date: 1/1/07 Revenue Increase: $14.3 MM Revenue Decoupling: Initially Proposed by The Utility in This Case. Will Instead be Pursued Via Active Participation in The Statewide Generic Proceeding Announced by The Pennsylvania PUC on September 28, 2006 Pennsylvania 01/29/07: Utility Submitted a Request to Re-Design and Raise its Delivery Service Charges in 2008 Proposed Revenue Increase: $52 MM, or 6.4% Revenue Decoupling: The Utility's Proposed Conservation Incentive Program Would Allocate $12 MM to the Promotion of Energy Conservation and Provide Customer Conservation Incentives The delivery rate would be adjusted, based upon throughput, to enable the Utility to recover its operating margin New York Case Concluded Case Initiated

Utility Rate Case Settlements * Represents the approximate range of rate base filed for in this case. ** Black-box settlement in both states. Previous Settlements Previous Settlements Current Case New York Pennsylvania New York Approximate Rate Base $640-$650 MM $280-$290 MM* $711 MM Approximate Base Rate Revenue Increase $21 MM $14.3 MM $52 MM Effective Date 8/1/2005 1/1/2007 Late '07/Early '08 Approximate Utility Capital Structure**: Approximate Utility Capital Structure**: Long-term Debt Cost Component Short-term Debt Cost Component Equity Component Return on Equity 45.0% 6.65% 5.0% 5.0-6.0% 50.0% 10-11% 39.4% 6.57% 9.5% 5.3% 51.1% 11.65%

Fiscal Year 2001 2002 2003 2004 2005 2006 2007 1Q Earnings 0.76 0.62 0.7 0.59 0.46 0.55 0.2 a Excludes SFAS 88 settlement loss of -$0.03 b Excludes out-of-period adjustment to symmetrical sharing of $0.03 a Fiscal Year Utility Diluted Earnings per Share b

Energy Marketing Customers & Marketing Area Customers @ FYE 2004 2005 2006 Residential 15,983 14,902 14,963 Commercial/Industrial 4,345 4,265 4,605

Energy Marketing Diluted Earnings per Share Fiscal Year 2002 2003 2004 2005 2006 2007 1Q Earnings 0.11 0.07 0.07 0.06 0.07 0.01 Fiscal Year

Canada - 7% 43.3 BCFE NY PA Gulf Coast - 8% 49.3 BCFE CA - 72% 405.1 BCFE Total: 580.7 BCFE / 96.8 MMBOE Oil: 60% Gas: 40% Reserves by Region (at 09/30/06) East - 13% 83.0 BCFE

E&P First Quarter Results Expenses/Mcfe FY 07 1Q FY 06 1Q DD&A $1.83 $1.93 LOE $1.21 $1.32 G&A $0.46 $0.56 Quarter Over Quarter Change DD&A -0.0518 LOE -0.0833 G&A -0.1786 Reduced Expenses

E&P First Quarter Results FY 07 1Q FY 06 1Q Production 12.0 BCFE 11.2 BCFE Operating Revenue $88.7 MM $82.1 MM Net Income $20.7 MM $17.4 MM Net Income Per Share $0.24 $0.20 Quarter Over Quarter Change Production 0.076455 Operating Revenue 0.080389768 Net Income 0.189655 Net Income Per Share 0.2 Improved Results

Fiscal Year 2002 2003 2004 2005 2006 20071Q Earnings 0.33 0.46 0.61 0.6 0.91 0.24 a b a Excludes oil & gas impairment, loss on sale and cum. effect of change in acctg of - $0.85 b Excludes SFAS 88 settlement loss of -$0.01 and Adjustment of loss on sale of oil and gas assets of +$0.06 c Excludes oil & gas impairment of -$0.80 and income tax adjustments of +$0.13 Fiscal Year Exploration & Production Diluted Earnings per Share c

2002 2003 2004 2005 2006 2007E 1Q 2007 East 8.4 9.4 9.5 12.5 27 35.5 4.4 West 34.4 11.4 17.4 29.6 36 42.5 11.8 Canada 27 30.8 31.4 38.5 42 34.5 9.3 Gulf 44.8 24.2 19.4 41.8 103 99.5 21.1 $114.6 $75.8 $77.7 $122.4 $208.0 Fiscal Year $US Millions Exploration & Production Capital Expenditures by Division $210-$214 $46.6 Includes $8.4 MM to Develop Proved Undeveloped Reserves

$US Millions Exploration & Production Estimated Capital Expenditures 2007 Gulf West East Canada Exploration Drlg. 64.5 4 5.6 23.4 G&G 4.3 0 0.5 2.7 Development New 0 0 23 1.9 Development Proved 5.6 28.1 0.4 0 Facilities 17.6 8.6 3.5 2.3 Leasehold Acquisition 5.4 0 1.8 2.7 Other 2.3 1.8 0.3 1.4 $99.7 $42.5 $35.1 $34.4

E&P's Forecast Data for Fiscal 2007 Production: 47 - 52 BCFE Number of Wells to be Drilled: 255 - 298 Expenses/Mcfe Estimated Range DD&A $1.90 LOE $1.10 - $1.30 Other Taxes (% of Revenue) $0.10 - $0.14 Other Operating Expenses $8.5 MM - $10.5 MM General and Administrative $ 24 MM - $26 MM

Swaps Volume Average Hedge Price Oil 0.5 MMBBL $37.86 / BBL Gas 4.5 BCF $ 7.32 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Oil 0.1 MMBBL $70.00 / BBL $77.00 / BBL Gas 4.1 BCF $ 7.42 / MCF $18.52 / MCF Nine Months Remaining Fiscal 2007 Exploration & Production Hedging Summary at 12/31/06 Fiscal 2008 Swaps Volume Average Hedge Price Oil 0.2 MMBBL $51.80 / BBL Gas 5.1 BCF $ 8.31 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Gas 1.4 BCF $ 8.83 / MCF $16.45 / MCF

EPS Guidance & Sensitivity Natural Gas ($/MMBtu) Oil ($/Bbl) At 09/21/06 $65.35 $7.471 Average $66.67 $7.476 Sept-07 $66.49 $7.391 Aug-07 $66.25 $7.311 Jul-07 $65.96 $7.221 Jun-07 $65.61 $7.126 May-07 $65.18 $7.166 Apr-07 $64.65 $7.746 Mar-07 $64.03 $7.921 Feb-07 $63.32 $7.881 Jan-07 * Please refer to Safe Harbor for Forward-Looking Statements on pp. 33-35 of National Fuel Gas's 2/6/07 Form 10-Q. The sensitivity table is current as of February 1, 2007 and only considers revenue from the Exploration and Production segment's crude oil and natural gas sales. The sensitivities will become obsolete with the passage of time, changes in Seneca's production forecast, changes in basis differentials, as additional hedging contracts are entered into, and with the settling of NYMEX hedge contracts at their maturity. -$0.07 +$0.07 -$0.11 +$0.11 Decrease Decrease Increase $5 change per Bbl Oil $1 change per MMBtu Gas Diluted Earnings Per Share Guidance* Range $2.15 - $2.35 Consolidated Earnings Earnings per Share Sensitivity to Changes From 9/21/06 NYMEX Prices* Increase Fiscal 2007 NFG & Subsidiaries NYMEX Settlement Prices

0 15 miles (2nd Well) (3rd Well) (5th Well) (4th Well) AREA OF MUTUAL INTEREST Gas Wells Drilling Wells Working interest lands Lands to be earned by drilling 66-E 79-J 50-C 93-D (1st Well) 60-E Sukunka Area Land Map Monkman P & A'd (6th Well) 77-D (7th Well) 69-C

Seneca's Working Interest: 20% Sukunka b-60-E Production Commenced on December 13, 2004 Current Sales Rate up to 60 MMcf/d * Sukunka d-93-D Well Successfully Completed Production Tests at Rates up to 33 MMcf/d * Sukunka 69-C Currently Evaluating Expected Completion during 2nd Quarter FY 2007. Exploration & Production Sukunka Wells * Third Party Processing Facilities Limit Production to 65 MMcf/d

939,000 Total Net Acres 788,000 in PA 151,000 in NY National Fuel Mineral Interests

Devonian Shale Play Northern Appalachian Basin Devonian Shale Play national fuel January 2007 79

E&P East Division Stratigraphic Column Devonian Shales Depth: 4,500' - 8,000' (PA) Bass Island, Lockport, Medina, Whirlpool Depth: 2,000' - 6,000' (NY / PA) Upper Devonian Sandstones Depth: 800' - 4,500' (PA) Onondaga Limestone Depth: 2,500' - 6,000' (Southern NY / PA) Trenton, Black River Depth: 1,800' - 2,500' (Central NY) 8,000' - 15,000' (Southern NY / PA) Theresa Depth: 5,000' - 7,000' (Southern NY) national fuel January 2007 81

JV with EOG Resources Required Initial Activities 1Q07 - 2Q07 3Q07 - 1Q08 2Q08 - 1Q09 Acquire Data Evaluate/ Determine Initial Drilling Locations Drill 5 Exploratory Wells Acquire/ Evaluate Additional Data Design/Test Completion Technique & Well Flow Produce Wells if Possible Determine Additional Drilling Locations Drill 5 Additional Wells Acquire/ Evaluate Additional Data Design/Test Completion Technique & Well Flow Produce Wells if Possible Evaluate Results to Date Determine Strategy for Additional Exploration or Development, as Appropriate

E&P East Division Net Well Completions Fiscal Year 2002 2003 2004 2005 2006 Productive 30 61 41 48 144.46 Dry 1.1 0.1 3 5 1.75 Success Ratio 0.96 1 0.93 0.91 0.99 Net Wells Completed 380% Increase in Productive Completions Success Ratio Climbed Back to 99%

2002 2003 2004 2005 2006 2007E East 31.1 61.1 44 53 146.21 155 West 49.99 30.97 49 116.97 93.98 92 Canada 45.8 29.66 69.43 26.64 17.45 19 Gulf 5.25 3.35 1.15 2 4.57 10 Fiscal Year Net Well Completions by Division 132 125 164 262 199 Net Wells Completed 175% Approx. 255 - 298

Fiscal Year Exploration & Production Average Sale Price of Natural Gas* 2002 2003 2004 2005 2006 NFG Avg Appalachian 3.74 5.1 5.72 7.01 8.9 NFG Avg Total US 3.58 4.52 5.13 6.26 7.02 Per Mcf of Gas * After Hedging

Fiscal Year Exploration & Production Average Sale Price of Oil* 2002 2003 2004 2005 2006 NFG Avg Appalachian 23.76 28.77 31.3 48.28 65.28 NFG Avg Total US 21.01 25.11 26.06 26.59 40.26 Per Barrel of Oil * After Hedging

National Fuel Gas Company Share Buyback Date Authorized: December 8, 2005 Authorized Amount: Up to 8 Million Shares As of 12/31/06: 3,710,478 Shares Repurchased

National Fuel Gas Company As a Value Company Financially Strong Diversified Asset Base Prime Location: Proximity to Canada Undeveloped Storage Pipeline Corridor to East Coast Appalachian Acreage Potential Strong Dividend Record

APPENDIX

National Fuel Gas Company New York Stock Exchange NFG Shares Outstanding (Approx.) (As of 12/31/06) 82.6 Million Average Daily Trading Volume (12 Months Ended 12/31/06) 499,267 Market Capitalization (Approx.) (As of 01/31/07) $3.4 Billion $1.20 Annual Dividend Rate September Fiscal Year End

1/1/1970 2/1/1970 3/1/1970 4/1/1970 5/1/1970 6/1/1970 7/1/1970 8/1/1970 9/1/1970 10/1/1970 11/1/1970 12/1/1970 1/1/1971 2/1/1971 3/1/1971 4/1/1971 5/1/1971 6/1/1971 7/1/1971 8/1/1971 9/1/1971 10/1/1971 11/1/1971 12/1/1971 1/1/1972 2/1/1972 3/1/1972 4/1/1972 5/1/1972 6/1/1972 7/1/1972 8/1/1972 9/1/1972 10/1/1972 11/1/1972 12/1/1972 1/1/1973 2/1/1973 3/1/1973 4/1/1973 5/1/1973 6/1 /1973 7/1/1973 8/1/1973 9/1/1973 10/1/1973 11/1/1973 12/1/1973 1/1/1974 2/1/1974 3/1/1974 4/1/1974 5/1/1974 6/1/1974 7/1/1974 8/1/1974 9/1/1974 10/1/1974 11/1/1974 12/1/1974 1/1/1975 2/1/1975 3/1/1975 4/1/1975 5/1/1975 6/1/1975 7/1/1975 8/1/1975 9/1/1975 10/1/1975 11/1/1975 12/1/1975 1/1/1976 2/1/1976 3/1/1976 4/1/1976 5/1/1976 6/1/1976 7/1/1976 8/1/1976 9/1/1976 10/1/1976 11/1/1976 12/1/1976 1/1/1977 2/1/1977 3/1/1977 4/1/1977 5/1/1977 6/1/1977 7/1/1977 8/1/1977 9/1/1977 10/1/1977 11/1/1977 12/1/1977 1/1/1978 2/1/1978 3/1/1978 2.727279545 2.798297727 2.840918182 2.698881818 2.514225 2.372140909 2.428984091 2.642038636 2.5284 2.500002273 2.599418182 2.5284 2.784075 2.911936364 2.684659091 2.982954545 2.840918182 2.784075 2.7699 2.840918182 2.713056818 2.755677273 2.741454545 2.840918182 3.03975 3.03975 2.982954545 2.897713636 2.883538636 2.840918182 2.798297727 2.869315909 2.982954545 3.025575 3.153388636 3.139213636 3.181834091 3.210231818 3.139213636 2.897713636 2.713056818 2.727279545 2.613640909 2.627863636 2.883538636 2.7699 2.500002273 2.400586364 2.670436364 2.698881818 2.514225 2.386363636 2.159086364 1.974429545 2.173309091 1.974429545 2.045447727 2.144863636 2.088068182 2.088068182 2.343743182 2.301122727 2.457381818 2.357965909 2.500002273 2.556797727 2.428984091 2.400586364 2.357965909 2.400586364 2.4147613 64 2.428984091 2.713056818 2.500002273 2.500002273 2.5284 2.514225 2.5284 2.741454545 2.826695455 2.840918182 2.869315909 2.869315909 3.181834091 3.238629545 3.011352273 2.954556818 3.053972727 3.025575 3.238629545 3.110815909 2.897713636 2.997177273 3.025575 2.997177273 3.03975 2.840918182 2.840918182 2.883538636 National Fuel Gas Company Stock Price (Jan 1970 - Feb 16, 2007) 02/16/2007 $42.10

Standard & Poor's Moody's Fitch, Inc. Long-Term Debt BBB+ Baa1 A- Outlook Stable Stable Stable Commercial Paper A-2 P-2 F2 NFG Debt Ratings at September 30, 2006

Commercial Paper Program And Bilateral Credit Facilities - Aggregate Of $635 MM $71.6 MM borrowed at December 31, 2006 $300.0 MM Committed Credit Facility Through September 2010 $0 borrowed Universal Shelf Registration on File - Additional $550 MM Can Be Issued As Debt Or Equity Securities Any offer and sale of such securities will be made only by means of a prospectus meeting requirements of securities laws National Fuel Gas Company Capital Resources

$2.5 Billion At December 31, 2005 Long-Term Debt Short-Term Debt Shareholder Equity Off B/S Financing Capitalization 1126.3 74.8 1321.3 49.8 National Fuel Gas Company Capitalization Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1095.6 71.6 1454.8 Short-Term Debt 2.7% Shareholder Equity 55.5% Long-Term* Debt 41.8% $2.6 Billion At December 31, 2006 Includes Current Portion of Long-Term Debt

2002 2003 2004 2005 2006 CFPS 1.18 2.52 1.82 2.29 0.28 Fiscal Year National Fuel Gas Company Free Cash Flow per Diluted Share

2001 2002 2003 2004 2005 2006 2007E 1Q 2007 Utility 42.4 51.5 49.9 55.5 50.1 54.4 58 12.9 P & S 26 30.3 199.4 23.2 21.1 26 65 4.9 E & P 296.4 114.6 75.8 77.7 121.2 208.3 212 46.6 Energy Mkt. 0.116 0.1 0.2 0.0102 0 $- 0 0 Timber 3.7 25.6 3.5 2.8 18.9 2.3 2 0.8 Corp & Others 0.937 6.6 50.1 5.7 1.1 3.2 2 1.8 International 15.6 4.2 2.5 7.5 5.9 0 0 $ Millions $232.9 $381.4 $172.3 $218.3 Fiscal Year National Fuel Gas Company Expenditures for Long-Lived Assets $294.2 Approx. $337-$341 $67.0

2002 2003 2004 2005 2006 1Q 2007 Utility 169 179 191 211 204 50.7 Utility O & M Expense * Excludes SFAS 88 settlement loss of -$3.4 million Fiscal Year $ Millions *

2002 2003 2004 2005 2006 1Q 2007 61.3 60.7 65.1 65.4 66.3 14.8 * Excludes SFAS 88 settlement loss of -$3.0 million * Pipeline & Storage O & M Expense $ Millions Fiscal Year

Comparable GAAP Financial Measure Slides And Reconciliations

2001 2002 2003 2004 2005 2006 1Q 2007 387.9 205.8 104.8 163.2 103.3 297.4 65.1 Fiscal Year National Fuel Gas Company Consolidated Net Cash Used in Investing Activities $ Millions

$135.2 Million 12 Months Ended December 31, 2006 Utility P&S E&P Timber Energy Mkt. Corp. & Other NI 45.2 53.5 24.3 4.4 5.3 2.5 National Fuel Gas Company Net Income from Continuing Operations

Earnings Dividends Paid 85 0.95 0.48 86 0.88 0.53 87 0.88 0.58 88 0.83 0.61 89 0.97 0.64 90 0.92 0.68 91 0.82 0.72 92 0.97 0.74 93 1.08 0.76 94 1.16 0.78 95 1.02 0.8 96 1.39 0.82 97 1.49 0.85 98 0.3 0.88 99 1.47 0.91 '00 1.61 0.94 '01 0.82 0.97 '02 1.46 1.02 '03 2.2 1.04 '04 2.01 1.09 '05 2.23 1.13 '06 1.61 1.17 1Q '07 0.64 National Fuel Gas Company Earnings vs. Dividends Paid Fiscal Year Dividends Paid Earnings per Diluted Share

1999 2000 2001 2002 2003 2004 2005 2006 1Q 2007 Pipeline & Storage 0.51 0.4 0.5 0.37 0.56 0.58 0.71 0.65 0.16 All Other Segments 0.96 1.21 0.32 1.09 1.64 1.43 1.52 0.96 0.48 $1.46 $2.20 $2.01 $2.23 Fiscal Year Pipeline & Storage vs. Consolidated NFG Diluted Earnings per Share $1.61 $0.64

1999 2000 2001 2002 2003 2004 2005 2006 1Q 2007 Timber 0.06 0.08 0.1 0.12 1.38 0.06 0.06 0.07 0 All Other Segments 1.41 1.53 0.72 1.34 0.82 1.95 2.17 1.54 0.64 $1.46 $2.20 $2.01 $2.23 Fiscal Year Timber vs. Consolidated NFG Diluted Earnings per Share $1.61 $0.64

1999 2000 2001 2002 2003 2004 2005 2006 1Q 2007 Utility 0.51 0.4 0.76 0.62 0.7 0.56 0.46 0.55 0.2 All Other Segments 0.96 1.21 0.06 0.84 1.5 1.45 1.77 1.06 0.44 $1.46 $2.20 $2.01 $2.23 Fiscal Year Utility vs. Consolidated NFG Diluted Earnings per Share $1.61 $0.64

2001 2002 2003 2004 2005 2006 1Q 2007 Energy Marketing -0.04 0.11 0.07 0.07 0.06 0.07 0.01 All Other Segments 0.86 1.35 2.13 1.94 2.17 1.54 0.63 Fiscal Year Energy Marketing vs. Consolidated NFG Diluted Earnings per Share $1.46 $2.20 $2.01 $2.23 $1.61 $0.64

1999 2000 2001 2002 2003 2004 2005 2006 1Q 2007 Exploration & Production 0.09 0.44 -0.4 0.33 -0.39 0.66 0.6 0.24 0.24 All Other Segments 1.38 1.17 1.22 1.13 2.59 1.35 1.63 1.37 0.4 $1.46 $2.20 $2.01 $2.23 Fiscal Year Exploration & Production vs. Consolidated NFG Diluted Earnings per Share $1.61 $0.64

2002 2003 2004 2005 2006 4.29 4 5.27 3.73 5.48 Fiscal Year National Fuel Gas Company Net Cash Provided by Operating Activities per Diluted Share

2002 2003 2004 2005 2006 1Q 2007 Utility 169 179 194 211 204 51 All Other Segments 225 207 220 193 210 48 Fiscal Year $ Millions Utility vs. Consolidated NFG O & M Expense $394 $386 $414 $404 $414 $99

2002 2003 2004 2005 2006 1Q 2007 Pipeline & Storage 61 61 68 65 66 15 All Other Segments 333 325 346 339 348 84 Fiscal Year $ Millions Pipeline & Storage vs. Consolidated NFG O & M Expense $394 $386 $414 $404 $414 $99

NATIONAL FUEL GAS COMPANY
AND SUBSIDIARIES
RECONCILIATION TO REPORTED EARNINGS

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year 2007
	Ended	Ended	Ended	Ended	Ended	Q1 - 3 Mos Ended
(Diluted Earnings Per Share)	September 30, 2002	September 30, 2003	September 30, 2004	September 30, 2005	September 30, 2006	December 31, 2006

Utility
Reported earnings	$0.62	$0.70	$0.56	$0.46	$0.58	$0.20
Out-of-period adjustment to symmetical sharing	—	—	—	—	(0.03)	—
Pension settlement loss	—	—	0.03	—	—	—

Earnings before non-recurring items	0.62	0.70	0.59	0.46	0.55	0.20

Pipeline and Storage
Reported earnings	0.37	0.56	0.58	0.71	0.65	0.16
Discontinuance of hedge accounting						(0.02)
Impairment of Independence Pipeline	0.12	—	—	—	—	—
Pension settlement loss	—	—	0.02	—	—	—
Gain associated with insurance proceeds	—	—	—	(0.05)	—	—
Base gas sale				(0.03)	—	—

Earnings before non-recurring items	0.49	0.56	0.60	0.63	0.65	0.14

Exploration and Production
Reported earnings	0.33	(0.39)	0.66	0.60	0.24	0.24
Income tax adjustments	—	—	—	—	-0.13	—
Loss on sale of oil and gas assets	—	0.48	—	—
Impairment of oil and gas producing properties	—	0.36	—	—	0.80	—
Cumulative Effect of Change in Accounting	—	0.01	—	—
Adjustment of loss on sale of oil and gas assets	—	—	(0.06)	—
Pension settlement loss	—	—	0.01	—

Earnings before non-recurring items	0.33	0.46	0.61	0.60	0.91	0.24

International
Reported earnings	(0.06)	(0.12)	0.07
Cumulative Effect of Change in Accounting	—	0.10	—	see
Pension settlement loss	—	—	—	“Discontinued
Tax rate change	—	—	(0.06)	Operations”
Repatriation tax				below

Earnings before non-recurring items	(0.06)	(0.02)	0.01

Energy Marketing
Reported earnings	0.11	0.07	0.07	0.06	0.07	0.01
Pension settlement loss	—	—	—	—	—	—

Earnings before non-recurring items	0.11	0.07	0.07	0.06	0.07	0.01

Timber
Reported earnings	0.12	1.38	0.06	0.06	0.07	—
Gain on sale of timber assets	—	(1.26)	—	—	—	—
Pension settlement loss	—	—	—	—	—	—
Adjustment of gain on sale of timber properties	—	—	0.01	—	—	—

Earnings before non-recurring items	0.12	0.12	0.07	0.06	0.07	—

Corporate and All Other
Reported earnings	(0.03)	—	0.01	(0.08)	—	0.03
Pension settlement loss	—	—	0.02	—	—	—

Earnings before non-recurring items	(0.03)	—	0.03	(0.08)	—	0.03

Consolidated
Reported earnings	1.46	2.20	2.01
Total non-recurring items from above	0.12	(0.31)	(0.03)

Earnings before non-recurring items	$1.58	$1.89	$1.98

Consolidated Earnings from Continuing Operations
Reported earnings from continuing operations				1.81	1.61	0.64
Total non-recurring items from above				(0.08)	0.64	(0.02)

Earnings from continuing operations before non-recurring items				$1.73	$2.25	$0.62

Discontinued Operations
Reported earnings from discontinued operations				0.42

Consolidated
Reported earnings				$2.23	$1.61	$0.64

Reconciliation of Segment Net Income from Continuing Operations to Consolidated Net Income from Continuing Operations (‘000)

	12 Mos Ended 12/31/06
Utility
Plus: Out-of-Period Adjustment to Symmetrical Sharing		$45,235

Pipeline & Storage	$51,570
Plus: Discontinuance of hedge accounting	1,900	53,470

Exploration & Production	$81,705
Plus: Impairment of O&G Prod. Prop.	(68,646)
Income Tax Adjustments	11,202	24,261

Energy Marketing		5,303

Timber		4,456

Corporate & Other		2,467

Consolidated Net Income from Continuing Operations		$135,192

Reconciliation of Pipeline & Storage Operating Revenues to Consolidated Operating Revenues Fiscal 2006 ($Millions)

Pipeline Revenues	$123.4
Storage Revenues	$66.8
Other Revenues	$24.2

Total Pipeline & Storage Revenues	$214.4
All Other Segments	$2,097.3

Total Corporation	$2,311.7

Reconciliation of Utility Segment Aged Accounts Receivable to Consolidated Accounts Receivable — Net ($Millions)

	at 12/31/04	at 9/30/05	at 12/31/05	at 9/30/06	at 12/31/06

Utility Aged Accounts Receivable	$67.3	$76.3	$79.7	$89.7	$86.6
Utility Current/Other Accounts Receivable	$78.7	$16.4	$143.1	$11.8	$62.2
POR Program	$—	$—	$(8.0)	$—	$—

Utility Gross Accounts Receivable	$146.0	$92.7	$214.8	$101.5	$148.8
Utility Reserve for Bad Debt	$(15.1)	$(25.1)	$(31.5)	$(29.7)	$(34.2)

Utility Net Accounts Receivable	$130.9	$67.6	$183.3	$71.8	$114.6

All Other Segments Gross Accounts Receivable	$71.5	$89.3	$107.7	$74.2	$79.5
All Other Segments Reserve for Bad Debts	$(4.7)	$(1.8)	$(1.8)	$(1.7)	$(1.5)

All Other Segments Net Accounts Receivable	$66.8	$87.5	$105.9	$72.5	$78.0

Total Corporation Accounts Receivable — Net	$197.7	$155.1	$289.2	$144.3	$192.6

Reconciliation of Exploration & Production Operating Revenue to Consolidated Operating Revenue ($000s)

1Q FY 007
Exploration & Production	$88,709
All Other Segments	415,531

Consolidated Operating Revenue	$504,240

Reconciliation of Exploration & Production Net Income to Consolidated Net Income ($000s)

1Q FY 007
Exploration & Production	$20,723
All Other Segments	33,797

Consolidated Net Income	$54,520

Reconciliation of Exploration & Production Depreciation, Depletion and Amortization to Consolidated Depreciation, Depletion and Amortization (DD&A) ($000s)

1Q FY 007
Exploration & Production DD&A *	$22,008
All Other Segments DD&A	20,817

Consolidated DD&A	$42,825

*	DD&A and Total LOE cost per Mcf equivalent equals Exploration & Production DD&A and Total LOE costs, respectively, for the referenced fiscal period, divided by the Total Gas & Oil Production (Mmcfe) in that same fiscal period.
Reconciliation of Exploration & Production Lease Operating Expense (LOE) to Consolidated O&M ($000s)

1Q FY 007
Exploration & Production LOE	$13,456
Exploration & Production Property, Franchise and Other Taxes	1,150

Exploration & Production Total LOE *	$14,606

Exploration & Production LOE	$13,456
Exploration & Production Other O&M	8,212

Exploration & Production Total O&M	$21,668
All Other Segments O&M	77,706

Total Consolidated O&M	$99,374

Exploration & Production Property, Franchise and Other Taxes	$1,150
All Other Segments Property, Franchise and Other Taxes	15,962

Total Consolidated Property Franchise and Other Taxes	$17,112

Reconciliation of Exploration & Production General & Administrative Costs to Consolidated O&M ($000s)

1Q FY 007
Exploration & Production General & Administrative *	$5,571
Exploration & Production All Other O&M	16,097

Exporation & Production Total O&M	$21,668
All Other Segments O&M	77,706

Total Consolidated O&M	$99,374

*	General and Administrative cost per Mcf equivalent equals Exploration & Production General and Administrative cost, for the referenced fiscal period, divided by the Total Gas & Oil Production (Mmcfe) in that same fiscal period.
Reconciliation of Exploration & Production Segment Capital Expenditures to Consolidated Capital Expenditures ($000s)

	2002	2003	2004	2005	2006	2007E	1Q FY 007

Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$121,200	$207,000	$210,000-$214,000	$46,589
Other	—	—	—	1,250	—	—	—

Total Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$122,450	$207,000	$210,000-$214,000	$46,589
All Other	117,766	76,414	94,687	97,080	95,500	127,000	18,713

Total Corporation	$232,368	$152,251	$172,341	$219,530	$302,500	$337,000-$341,000	$65,302

Free Cash Flow Per Diluted Share Calculation and Reconciliation to Net Cash Provided by Operating Activities

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2002	September 30, 2003	September 30, 2004	September 30, 2005	September 30, 2006
Net Income	$117,682	$178,944	$166,586	$189,488	$138,091
DD&A	180,668	195,226	189,538	193,144	179,615
Impairment of Oil and Gas Producing Properties	—	42,774	—	—	104,739
Impairment of Investment in Partnership	15,167	—	—	4,158	—
(Income) Loss from Unconsolidated Subsidiaries, Net of Cash Distributions	361	703	(19)	(1,372)	1,068
Excess Tax Benefits Associated with Stock-Based Compensation Awards	—	—	—	—	(6,515)
Gain on Sale of Discontinued Operations	—	—	—	(27,386)	—
Loss (Gain) on Sale of Oil and Gas Properties	—	58,472	(4,645)	—	—
(Gain) Loss on Sale of Timber Properties		(168,787)	1,252	—	—
Deferred Income Taxes	62,013	78,369	40,329	40,388	(5,231)
Minority Interest in Foreign Subsidiaries	730	785	1,933	2,645	—
Cumulative Effect of Changes in Accounting	—	8,892	—	—	—
Other	9,842	11,289	9,839	7,390	4,829

	386,463	406,667	404,813	408,455	416,596
Less: Dividends Paid on Common Stock (Including Dividends to Minority Interests)	(80,974)	(84,530)	(89,092)	(106,835)	(98,266)
Plus: Net Proceeds from Sale of Oil and Gas Producing Properties	22,068	78,531	7,162	1,349	13
Plus: Net Proceeds from Sale of Timber Properties	—	186,014	—	—	—
Plus: Net Proceeds from Sale of Foreign Subsidiary	—	—	—	111,619	—
Less: Expenditures for Long-Lived Assets	(232,904)	(381,440)	(172,341)	(219,530)	(294,159)

Free Cash Flow	$94,653	$205,242	$150,542	$195,058	$24,184

Weighted Average Diluted Shares	80,534	81,358	82,900	85,029	86,029

Free Cash Flow Per Diluted Share	$1.18	$2.52	$1.82	$2.29	$0.28

Reconciliation to Net Cash Provided by Operating Activities:
Free Cash Flow	$94,653	$205,242	$150,542	$195,058	$24,184
Add Back:
Expenditures for Long-Lived Assets	232,904	381,440	172,341	219,530	294,159
Dividends Paid on Common Stock (Inc. Dividends to Minority Interests)	80,974	84,530	89,092	106,835	98,266
Deduct:
Net Proceeds from Sale of Oil and Gas Producing Properties	(22,068)	(78,531)	(7,162)	(1,349)	(13)
Net Proceeds from Sale of Timber Properties	—	(186,014)	—	—	—
Net Proceeds from Sale of Foreign Subsidiary	—	—	—	(111,619)	—
Change in:
Hedging Collateral Deposits	(352)	(1,109)	(7,151)	(69,172)	58,108
Receivables and Unbilled Utility Revenue	40,786	(28,382)	4,840	(21,857)	(7,397)
Gas Stored Underground & Materials and Supplies	8,717	(13,826)	13,662	1,934	1,679
Unrecovered Purchased Gas Costs	(8,318)	(16,261)	21,160	(7,285)	1,847
Prepayments and Other Current Assets	(1,737)	(12,628)	37,390	(39,779)	(41,314)
Accounts Payable	(24,025)	13,699	(5,134)	48,089	(23,144)
Amounts Payable to Customers	(51,223)	692	2,462	(1,996)	22,777
Other Accruals and Current Liabilities	(27,332)	9,343	2,082	16,085	(16,012)
Other Assets	11,869	(9,343)	(2,525)	(13,461)	(22,700)
Other Liabilities	10,350	(23,124)	(34,450)	(3,667)	80,960

Net Cash Provided by Operating Activities	$345,198	$325,728	$437,149	$317,346	$471,400

Weighted Average Diluted Shares	80,534	81,358	82,900	85,029	86,029

Net Cash Provided by Operating Activities Per Diluted Share	$4.29	$4.00	$5.27	$3.73	$5.48

Reconciliation of National Fuel Gas Expenditures for Long-lived Assets to Consolidated Net Cash Used in Investing Activities (‘000)

	2001	2002	2003	2004	2005	2006	1Q FY 007

Capital Expenditures	$(292,706)	$(232,368)	$(152,251)	$(172,341)	$(219,530)	$(294,159)	$(65,302)
Investment in Subsidiaries, Net of Cash	$(90,567)	$—	$(228,814)	$—	$—	$—	$—
Investment in Partnerships	$(1,830)	$(536)	$(375)	$—	$—	$—	$(1,650)

Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)	$(66,952)
Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)	$(66,952)
Net Proceeds from Sale of Foreign Subsidiary	$—	$—	$—	$—	$111,619	$—	$—
Net Proceeds from Sale of Timber Properties	$—	$—	$186,014	$—	$—	$—	$—
Net Proceeds from Sale of Oil and Gas Producing Properties	$2,069	$22,068	$78,531	$7,162	$1,349	$13	$2,141
Other	$(4,892)	$5,012	$12,065	$1,974	$3,238	$(3,230)	$(316)

Net Cash Used in Investing Activities	$(387,926)	$(205,824)	$(104,830)	$(163,205)	$(103,324)	$(297,376)	$(65,127)

Reconciliation of Utility Segment O&M Expense to Consolidated O&M Expense (From Continuing Operations) ($000s)

	2002	2003	2004	2005	2006	1Q FY 007

Utility Segment	$168,633	$179,052	$190,669	$211,019	$204,330	$50,767
SFAS 88 Pension Settlement	$—	$—	$3,374	$—	$—	$—
All Other Segments	225,524	207,218	$219,550	$193,498	$209,396	$48,607

Total Corporation	$394,157	$386,270	$413,593	$404,517	$413,726	$99,374

Reconciliation of Pipeline & Storage O&M Expense to Consolidated O&M Expense (From Continuing Operations) ($000s)

	2002	2003	2004	2005	2006	1Q FY 007

Pipeline & Storage	$61,339	$61,286	$65,071	$65,397	$66,340	$14,903
SFAS 88 Pension Settlement	$—	$—	$3,026	$—	$—	$—
All Other Segments	332,818	324,984	$345,496	339,120	347,386	84,471

Total Corporation	$394,157	$386,270	$413,593	$404,517	$413,726	$99,374